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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2001
                                                         -----------------

                              CSS INDUSTRIES, INC.
                              --------------------
                 (Exact Name of Registrant Specified in Charter)


           Delaware                  1-2661                  13-1920657
           --------                  ------                  ----------
       (State or Other          (Commission File          (I.R.S. Employer
       Jurisdiction of              Number)             Indentification No.)
       Incorporation)

              1845 Walnut Street
              Philadelphia, PA                                 19103
----------------------------------------------------        -----------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (215) 569-9900
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 8. Change in Fiscal Year.

         On February 21, 2001, the Board of Directors of CSS Industries, Inc. ("CSS") changed CSS' fiscal year end from December 31 to March 31. The report covering the transition period from January 1 to March 31, 2001 will be filed by the registrant on its Form 10-Q for the quarter ending March 31, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CSS INDUSTRIES, INC.
                                                      (Registrant)


                                              By
                                              ----------------------------------
                                                       Stephen V. Dubin
                                                       Executive Vice President
                                                       and General Counsel


Date: February 22, 2001